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                                                                 EXHIBIT 10.2(d)

              2001 INCENTIVE PLAN OF PENNZOIL-QUAKER STATE COMPANY

                       NONQUALIFIED STOCK OPTION AGREEMENT



                  PENNZOIL-QUAKER STATE COMPANY (the "Company") hereby grants on ____________, to ________________________________ (the "Optionee"), an employee of the Company or one of its subsidiaries, the Nonqualified Option to purchase from the Company up to, but not exceeding in the aggregate, _______________ shares of common stock, $0.10 par value per share, of the Company ("Stock") at $___________ per share, such number of shares and such price per share being subject to adjustment as provided in Section 15 of the 2001 Incentive Plan of Pennzoil-Quaker State Company, as amended from time to time (the "Plan"), and further subject to the following terms and conditions:

                  1. This Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Compensation Committee (the "Committee") and are in effect on the date hereof. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

                  2. (a) This Option shall not be exercisable until after 12 months of continued employment with the Company or any parent or subsidiary of the Company immediately following the date this Option is granted, and thereafter shall be exercisable as follows:

                           (i) After 12 months of such continued employment,
                  this Option shall be exercisable for any number of shares up to and including, but not in excess of, 33-1/3% of the aggregate number of shares subject to this Option;

                           (ii) After two years of such continued employment,
                  this Option shall be exercisable for any number of shares up to and including, but not in excess of, 66-2/3% of the aggregate number of shares subject to this Option; and

                           (iii) After three years of continued employment, this
                  Option shall be fully exercisable;



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         provided that the number of shares as to which this Option becomes exercisable shall, in each case, be reduced by the number of shares theretofore purchased pursuant to the terms hereof.

                           (b) Notwithstanding the provisions of subparagraph
         (a) of this paragraph 2, this Option may be exercised to the extent then unexercised, irrespective of the 12-month, 33-1/3% and 66-2/3% limitations set forth in subparagraph (a) above, in the event of:

                           (i) Death of the Optionee while in the employment of
                  the Company or any parent or subsidiary of the Company;

                           (ii) Termination of employment of the Optionee by
                  reason of total and permanent disability, as determined by the Committee ("Disability"); or

                           (iii) Termination of the Optionee's employment by
                  retirement on or after age 55 under or in accordance with the retirement plan of the Company or any parent or subsidiary of the Company in which he/she is then participating after completion, as of the date of such retirement, of not less than five years of employment with the Company or any parent or subsidiary of the Company ("Retirement") or termination of employment for such other reasons as may be approved in writing by the Committee; provided, however, that this Option shall not be exercisable for a period of six months immediately following the date this Option is granted, notwithstanding any such earlier retirement.

                           (c) In the event of termination of employment for any reason other than specified above in subparagraph (b) of this paragraph 2, this Option may be exercised during the remainder of its term only with respect to the number of shares exercisable at the date of such termination.



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                  3. The Option hereby granted shall terminate and be of no
force and effect with respect to any shares of Stock not previously acquired by exercise by the Optionee upon the first to occur of:

                  (i) the expiration of ten years from the date of the grant of this Option; or

                  (ii) the expiration of 90 days after the termination of employment of the Optionee with the Company and any parent or subsidiary of the Company for reasons other than death, Disability or Retirement; provided, however, that if death of the Optionee occurs within 90 days of termination of employment, this clause (ii) shall be inapplicable; or

                  (iii) the expiration of three years after the termination of employment of the Optionee with the Company and any parent or subsidiary of the Company for reason of Retirement; provided, however, that if death of the Optionee occurs within 90 days of termination of employment, this clause (iii) shall be inapplicable.

                  This Option shall not be assignable or otherwise transferable except by will or the laws of descent and distribution.

                  4. The Optionee shall have the right to relinquish, subject to Committee approval, any then exercisable portion of the Option hereby granted for shares of Stock upon the following terms and conditions:

                           (a) The Optionee, his/her heirs or other legal representatives, to the extent entitled to exercise the Option under the terms hereof, in lieu of purchasing the entire number of shares subject to purchase hereunder, shall have the right to relinquish all or any part of the unexercised portion of the Option (to the extent exercisable as provided in subparagraph (d) below) for a number of shares of the Stock of the Company and an amount of cash to be determined as follows:

                           (i) The written notice of exercise of such right of
                  relinquishment, provided for in subparagraph (b) below, shall state the percentage, if any, of the Appreciated Value, hereinafter defined, which such holder elects to receive in cash (which percentage is called the "Cash Percentage"), such Cash Percentage to



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                  be in increments of ten percent (10%) of such Appreciated
                  Value up to (but not to exceed) fifty percent (50%) thereof;

                           (ii) The number of shares of Stock of the Company
                  issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to: one hundred percent (100%) less the Cash Percentage, times the excess of (1) the aggregate current market value of the shares of such Stock covered by this Option or the portion thereof so relinquished over (2) the aggregate purchase price for such shares specified above (which excess is called the "Appreciated Value"), divided by the then-current market value per share of such Stock; and

                           (iii) The amount of cash payable pursuant to such
                  relinquishment shall be an amount equal to the Appreciated Value less the aggregate current market value of the issued shares, which cash shall be paid by the Company subject to such conditions as are deemed advisable by the Committee to permit compliance by the Company with the withholding provisions applicable to employers, including withholding under the Code and applicable State law. If no cash payment is to be made, or if the required tax withholding exceeds the amount of the cash payment to be made, the amount of any such required tax not so withheld from a cash payment must be delivered by the Optionee to the Company with the notice provided for in subparagraph (b), or the Optionee must make other arrangements satisfactory to the Company for payment of such withholding tax.

                           (b) Such right of relinquishment may be exercised only upon receipt by the Company (at the address provided in subparagraph (g) below) of a written notice of such relinquishment, which shall be dated the date of election to make such relinquishment. For purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified United States mail (postage prepaid), if by mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified United States mail (postage prepaid), or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered.



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         Nothing contained in this subparagraph (b) shall limit the discretion of the Committee to disapprove any election by the Optionee to exercise a right of relinquishment.

                           (c) For purposes of this paragraph 4, the "current market value" of a share of the Stock of the Company shall be its Fair Market Value on the day on which written notice of relinquishment is received by the Company.

                           (d) The Option hereby granted, or any portion thereof, may be relinquished only to the extent that (i) it is exercisable on the date written notice of relinquishment is received by the Company and (ii) the Committee, subject to the provisions of subparagraph (e) below, shall consent to the election of the Optionee to relinquish the Option as set forth in such written notice of relinquishment.

                           (e) The Committee shall have sole discretion to consent to or disapprove any election by the Optionee or his/her heirs or other legal representatives to relinquish such Option for Stock of the Company and cash as provided in subparagraph (a) above. Neither the Committee nor the Company shall be under any liability to any person by reason of the Committee's disapproval of any election pursuant to this paragraph 4.

                           (f) Neither this Option nor any right to relinquish the same to the Company as contemplated by subparagraph (a) above, shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

                           (g) Subject to the limitations set forth elsewhere herein, the right of relinquishment granted hereby may be exercised by written notice delivered by the holder to PENNZOIL-QUAKER STATE COMPANY, PENNZOIL PLACE, P. O. BOX 2967, HOUSTON, TEXAS 77252-2967, which notice shall state the number of shares of Stock purchasable for cash under the Option or the portion thereof being relinquished by such holder in consideration of shares of Stock pursuant to the terms hereof together with any Cash Percentage elected by such holder.

                           (h) Upon relinquishment of the Option or any portion thereof for shares of Stock as provided herein, this Option or the portion hereof so relinquished shall



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         thereupon terminate and be of no further force or effect, and the
         Company shall have no further obligation to issue and deliver shares of its Stock pursuant hereto.

                           (i) The obligation of the Company to issue and deliver shares pursuant to the relinquishment of this Option shall be subject to all applicable laws, rules and regulations and to such filings with or approvals by any governmental agencies or national securities exchanges as may be required and the Optionee agrees that he/she will not exercise the right of relinquishment granted hereby, and that the Company will have no obligation hereunder to effect such relinquishment, if the exercise of such right or the consummation of such relinquishment would constitute a violation by the Optionee or the Company of any applicable law or regulation.

                           (j) Notwithstanding any provision of this paragraph 4 to the contrary, this Option shall terminate and be of no force or effect after the date specified by paragraph 3 hereof.

                           (k) Rights of relinquishment may not be exercised unless the Appreciated Value exceeds zero.

                  5. Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice delivered (i) by registered or certified United States mail (postage prepaid), which shall be effective as of the date mailed, or (ii) by hand or by any telegraphic communications equipment of the sender, which shall be effective as of the date receipt is acknowledged by the Company, to PENNZOIL-QUAKER STATE COMPANY, PENNZOIL PLACE,
P. O. BOX 2967, HOUSTON, TEXAS 77252-2967, or by any other procedure that may be established and approved by the Committee. In addition to any information required by paragraph 4 to exercise a right of relinquishment hereunder, such written notice shall (1) state the number of shares with respect to which the Option is being exercised, and (2) be accompanied by a check, cash or money order payable to PENNZOIL-QUAKER STATE COMPANY in the full amount of the purchase price for any shares being acquired other than pursuant to a right of relinquishment or, at the option of the Optionee, accompanied by Stock theretofore owned by such Optionee equal in value to the full amount of the purchase price (or any combination of cash, check or such Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in



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Stock, such Stock shall be valued at its Fair Market Value on the date of exercise. Any Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. In addition, whether or not the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, the Company may at its election require the Optionee to give a representation in writing that he/she is acquiring such shares for his/her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

                  If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

                  6. (a) The Optionee agrees that, at any time prior to the exercise of the Option and for a period of 12 months after the later of
         (i) the last date the Optionee exercises all or a portion of this Option or exercises all or a portion of the rights of relinquishment under the Option or (ii) termination of the Optionee's employment with the Company or any parent or subsidiary of the Company for any reason, including, but not limited to, by reason of Disability or Retirement, the Optionee shall not engage in any of the following activities (collectively, "Prohibited Activities") anywhere in the United States of America:

                           (i) Optionee shall not, directly or indirectly, (A)
                  accept any employment, assignment, position or responsibility or provide any services or (B) acquire any ownership interest, that involves the Optionee's Participation (as defined in subparagraph (c) herein) in an entity's business that is related to automotive and marine consumer products and services, including: (1) motor oils, transmission fluids, gear lubricants and greases and specialty lubricants; (2) carburetor and fuel injector cleaners; (3) automotive filters, including oil filters, transmission fluid filters and air filters; (4) oil and fuel additives and treatments; (5) fast lubrication, fluid maintenance and automotive preventative maintenance services; (6) tire treatments, inflators and sealants; (7) automotive appearance and accessory products, including polishes and waxes, car wash products and cleaners, window shades, sun blockers, car covers, seat and steering



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                  wheel covers, floormats, glass treatments and other automotive accessories; (8) air fresheners; and (9) any product, service, person, firm, corporation, or event if, in the reasonable opinion of the Committee, association therewith competes with the Company (collectively, "Competitive Activity"), unless such Competitive Activity is not in any way, as determined by the Committee, competing with the Company or its parent or any of its subsidiaries or affiliates (collectively, the Company for purposes of this subparagraph (a)).

                           (ii) Optionee shall not in any way, directly or
                  indirectly, including, but not limited to, through another person or entity acting on the Optionee's recommendation, suggestion, identification or advice, solicit any employee of the Company to leave the Company's employment or accept any position with any other entity.

                           (iii) Optionee shall not use or disclose to anyone
                  any Confidential Information (as defined in subparagraph (c) herein) regarding the Company other than as necessary in the Optionee's position with the Company.

                           (iv) Optionee shall not engage in any acts which are
                  considered to be contrary to the best interests of the Company, including, but not limited to, violating any of the Company's employment and other policies and practices, engaging in the unlawful trading in the securities of the Company or of any other company based on information gained as a result of the Optionee's employment with the Company or engaging in any other activity that constitutes gross misconduct.

                           (b) In the event the Committee determines, in its sole discretion, that the Optionee has engaged in any Prohibited Activity, in addition to any other remedies the Company may have available to it, the Company may, in its sole discretion:

                           (i) cancel the unexercised portion of the Option; and

                           (ii) require the Optionee to pay to the Company any
                  and all gains realized from the exercise of any portion of the Option within the 12-month



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                  period immediately preceding the date the Optionee engaged in such Prohibited Activities, as determined by the Committee, in its sole discretion.

                           (c) As used in this paragraph 6, the following terms shall have the meanings set forth below:

                           (i) "Confidential Information" shall mean
                  proprietary, confidential or other non-public information or documents related to the business and affairs of the Company and its worldwide business, whether or not in writing, including, but not limited to, information regarding the Company's earnings, costs, profits, expenses, material sources, equipment sources, existing and prospective customers, business plans, strategies, practices and procedures, prospective and executed contracts, maps, computer files, business arrangements, possible acquisitions or divestitures, potential new products or markets, personnel, know-how, formulae, processes, equipment, discoveries, inventions, research, technical or scientific information and other data and interpretations that are not accessible to the public, none of which is part of general knowledge of the industry. Moreover, all records, papers, reports, computer programs, strategies, documents (including, without limitation, memoranda, notes, files and correspondence), opinions, evaluations, inventions, ideas, technical data, products, services, processes, procedures, and interpretations that are, or have been, produced by the Optionee or any other employee, officer, director, agent, contractor, or representative of the Company, whether or not in writing, all shall comprise Confidential Information.

                           (ii) "Participation" shall be construed broadly to
                  include, without limitation: (A) serving as a director, officer, executive, principal, employee, advisor, consultant or contractor with respect to such a business entity; (B) providing input, advice, guidance or suggestions to such a business entity; or (C) providing a recommendation or testimonial on behalf of such a business entity or one or more products it transports, markets, sells, distributes, or produces.



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                  7. The Optionee's rights under the Plan and this Nonqualified
Stock Option Agreement are personal and this Option is exercisable during the Optionee's lifetime only by the Optionee. No assignment or transfer of the Optionee's rights under and interest in this Option may be made by the Optionee otherwise than by will or by the laws of descent and distribution.

                  8. In any judicial action or proceedings between the parties to enforce any of the provisions of this Agreement, to seek damages on account of the breach hereof, to seek a judicial determination of the rights or obligations of any party hereto or in which this Agreement is raised as a defense, regardless or whether the action or proceeding is prosecuted to judgment and in addition to any other remedy, the unsuccessful party shall pay the successful party all costs and expenses, including reasonable attorneys' fees, incurred therein by the successful party.

                  9. The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with this Option or rights of relinquishment granted under the Plan. However, the Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option (including an exercise through relinquishment) by electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Stock, having a Fair Market Value equal to the amount required to be withheld or paid.



Dated:                                      PENNZOIL-QUAKER STATE COMPANY
      -----------------------


This Option has been accepted as of
the above date by the undersigned,
subject to the terms and provisions
of the Plan and administrative
interpretations thereof referred to
above.

---------------------------------------
     Optionee



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